Página 1 de 19 EMPLOYMENT AGREEMENT This Employment Agreement is entered among the following parties: 1) SADOT BRASIL LTDA, a limited liability company incorporated under the laws of Brazil (“Sadot Brasil”), with headquarters in the City of Curitiba, State of Parana, at Rua Amintas de Barros 922 – Alto da XV, enrolled in the CNPJ/MF under no 53.295.690/0001-10, represented by its undersigned legal representatives, referred to as the “EMPLOYER” and SADOT Group Inc., a Nevada corporation (“Sadot Group”), with headquarters in the City of Burleson, State of Texas, represented by its undersigned legal representatives, enterprise which integrates the same economic group of the EMPLOYER e; 2) CÁTIA LUCIANE JORGE, Brazilian citizen, marital status, profession, holder of the id no.18.004.002-9 and enrolled with CPF/MF under no. 112.308.078-02, resident and domiciled at av escola politécnica, 942 apt 72C1 Rio Pequen0, city of Sao Paulo , state of Sao Paulo, zip code:05350-000 , hereinafter referred to as the “EMPLOYEE”; CONTRATO DE TRABALHO Este Contrato de Trabalho é celebrado pelas seguintes partes: 1) SADOT BRASIL LTDA, sociedade limitada devidamente constituída de acordo com as leis do Brasil, com sede na cidade de Curitiba, Estado do Parana, na rua Rua Amintas de Barros 922 – Alto da XV, inscrita no CNPJ/MF sob o no. 53.295.690/0001-10, representada por seus representantes legais, doravante denominada "EMPREGADOR e SADOT Group In, uma empresa de Nevada, com sede na cidade de Burleson, Estado do Texas, EUA, doravante representada pelo seus representantes legais, empresa integrante do mesmo grupo econômico do EMPREGADOR " e; 2) CÁTIA LUCIANE JORGE, brasileira, estado civil, profissão, portadora da Carteira de Identidade nº 18.004.002- 9.... e inscrita no CPF/MF sob o nº 112.308.078-02...................., residente e domiciliada na av escola politécnica, 942 apt 72C1 Rio Pequeno........................, cidade de São PAULO, Estadode São Paulo, cep: 05350-000........., doravante denominada "EMPREGADA";

Página 2 de 19 The Parties agree to enter into this Employment Agreement, which shall be governed by the Consolidated Labor Laws (CLT) and the following clauses and conditions: 1. JOB POSITION AND FUNCTIONS 1.1. The purpose of this AGREEMENT shall be the holding, by the EMPLOYEE, of the position of Chief Executive Officer (CEO) of Sadot Brasil and Chief Executive Officer (CEO) of Sadot Group, as described in the offer letter which is part of this AGREEMENT as Exhibit I. 1.2. The EMPLOYEE must carry out all the activities inherent to the position of “Chief Executive Officer” for which she was hired, which are: i) oversees all aspects of Sadot Group Inc`s operation on a global scale, including setting the strategic vision; ii) manage the international operations; iii) represent the company publicly; and iv) ensure profitability across the company's regions and operating offices while aligning with the company's overall goals and values. As Partes concordam em celebrar este Contrato de trabalho, que deverá ser regido pela Consolidação das leis do Trabalho (CLT) e pelas seguintes cláusulas e condições: 1. CARGO E FUNÇÕES 1.1. O objetivo deste CONTRATO é o exercício, por parte da EMPREGADA, da função de Diretora Presidente (CEO) da Sadot Brasil e da Sadot Grupo, conforme descrita na carta oferta, que integra o presente CONTRATO como Anexo I. 1.2. A EMPREGADA deverá desempenhar todas as suas atividades inerentes ao cargo de “CEO” para as quais foi contratada, quais sejam: i) supervisionar todos os aspectos da operação do Sadot Group Inc. numa escala global, incluindo a definição da visão estratégica; ii) gerenciar as operações internacionais; iii) representar publicamente a empresa e; iv) assegurar a rentabilidade em todas as regiões e gabinetes operacionais da

Página 3 de 19 1.3. The EMPLOYEE agrees and undertakes to carry out all the activities related to the position, as well as any others that may be determined by the EMPLOYER during the employment relationship, provided that these responsibilities are compatible with her attributions. 1.4. Until notified otherwise by the EMPLOYER, EMPLOYEE shall exercise a position of special trust and will report only to the Board of Directors of Sadot Group Inc., a U.S. publicly traded corporation located at 295 E. Renfro Street Suite 209 Burleson, Texas 76028 USA, which integrates the same economic group of the EMPLOYER; 2 TERM OF THE CONTRACT This contract is entered into on a trial basis, for a fixed term of 90 (ninety) days. Sole paragraph If the above-mentioned period expires without a written manifestation from either party by the last day of its validity, it shall then be in force for an indefinite period, empresa, em conformidade com os objetivos e valores globais da empresa. 1.3. A EMPREGADA pactua e se obriga a executar todas as atividades relacionadas ao cargo, além de outras que vierem a ser determinadas pelo EMPREGADOR no curso da relação de emprego, desde que tais responsabilidades sejam compatíveis com as suas atribuições. 1.4. Até notificação em contrário do EMPREGADOR, a EMPREGADA ocupará um cargo de confiança especial e reportará somente para o Conselho de Administração do Grupo Sadot, empresa americana localizada na Rua E. Renfro, 295, sala 209, Burleson, Texas, cep: 76028, EUA. empresa integrante do mesmo grupo econômico do EMPREGADOR; 2. DA VIGÊNCIA DO CONTRATO O presente contrato é celebrado a título de experiência, pelo prazo determinado de 90 (noventa) dias. Parágrafo único Expirado o prazo acima indicado, sem manifestação de qualquer das partes, por

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| and the clauses set forth herein shall remain in force.<br><br>**3. WORKPLACE**<br><br>3.1. The **EMPLOYEE**'s place of work will be at the **EMPLOYER**'s offices in Brazil located at Rua Amintas de Barros 992, Roma, Curitiba, Paraná 80045-155. The EMPLOYEE is also exceptionally permitted to work from home in case of need.<br><br>3.2. Considering the nature of the **EMPLOYER**'s business activities and the fact that the **EMPLOYEE** holds a position of trust, it is hereby established that the **EMPLOYEE** may be transferred, permanently or temporarily, with a written mutual consent of the EMPLOYEE and EMPLOYER, to any workplace, according to the **EMPLOYER'**s criteria and interests, under the terms of article 469 of the CLT.<br><br>**First Paragraph**<br><br>Without prejudice to the provisions of the previous paragraph, the **EMPLOYEE** undertakes to travel to any location, in Brazil or abroad, to meet the **EMPLOYER**'s needs. | escrito, até o último dia de vigência, passará, então, a vigorar por prazo indeterminado, mantendo-se as cláusulas ora ajustadas.<br><br>**3. LOCAL DE TRABALHO**<br><br>3.1. O local de trabalho da **EMPREGADA** será na sede do **EMPREGADOR** localizado no seguinte endereço Rua Amintas de Barros, 992, Roma, Curitiba, Paraná, cep: 80045-155. A EMPREGADA poderá excepcionalmente trabalhar em regime de homeoffice caso haja necessidade.<br><br>3.2. Considerando a natureza das atividades empresariais do **EMPREGADOR** e o fato de a **EMPREGADA** exercer cargo de confiança, fica estabelecido que a **EMPREGADA** poderá ser transferida, definitiva ou temporariamente, com o acordo mutuo e formal da EMPREGADORA e EMPREGADOR, para qualquer local de trabalho, de acordo com os critérios e interesses do **EMPREGADOR**, nos termos do artigo 469 da CLT<br><br>**Parágrafo Primeiro**<br><br>Sem prejuízo do previsto no parágrafo anterior, a **EMPREGAD**A compromete-se a realizar viagens para quaisquer |

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Página 5 de 19 4. WORKING SCHEDULE 4.1. The EMPLOYEE will occupy a position of trust and therefore will not be subject to control of working schedule and will not be entitled to any overtime pay, under the terms of article 62, I, of the CLT. 5. COMPENSATION 5.1 In consideration for the services referred to herein, the EMPLOYEE shall receive a monthly gross salary of R$ 120.000,00 (one hundred twenty thousand reais) which will be paid until the 5th day of the month following the provision of services, in accordance with Brazilian Labor legislation. 5.3 The EMPLOYEE shall receive his 13th salary in two equal installments, the first one until November and the second one in December of each year. 5.4 The EMPLOYEE shall be entitled to a thirty-day (30) paid vacation, pursuant to Brazilian law. EMPLOYEE shall also be entitled to a 1/3 vacation bonus calculated on the compensation to be paid for her localidades, no Brasil ou no exterior, para atender às necessidades do EMPREGADOR. 4. HORÁRIO DE TRABALHO 4.1. A EMPREGADA irá ocupar um cargo de confiança, portanto, não estará sujeita à controle de frequência e não fará jus a qualquer pagamento de horas extras, nos termos do art. 62, I, da CLT. 5. REMUNERAÇÃO 5.1. Em contraprestação aos serviços aqui referidos, a EMPREGADA receberá um salário bruto mensal de R$ 120.000,00 (cento e vinte mil reais) que deverá ser pago até o quinto dia útil do mês seguinte à prestação dos serviços, em conformidade com a legislação trabalhista. 5.3. A EMPREGADA deverá receber seu 13º salário em duas parcelas iguais, a primeira até novembro e a segunda até dezembro de cada ano. 5.4. A EMPREGADA terá o direito a férias remuneradas de 30 (trinta) dias, de acordo com a legislação brasileira. A

vacations. The vacation may be requested, when the **EMPLOYEE** completes twelve (12) months of work.	**EMPREGADA** também terá o direito ao adicional de 1/3 sobre as férias calculado sobre a remuneração a ser paga por suas férias. As férias poderão ser solicitadas quando a **EMPREGADA** completar 12 (doze) meses de trabalho.
5.5 The **EMPLOYEE** shall be entitled to the Unemployment Guarantee Fund (FGTS) system, due according to the law.	5.5. A **EMPREGADA** terá direito ao sistema do Fundo de Garantia do Tempo de Serviço (FGTS) de acordo com a lei.
5.5 Any and all taxes and social contributions shall be paid pursuant to Brazilian applicable law.	5.5. Todos e quaisquer tributos e contribuições sociais devem ser pagos de acordo com a legislação brasileira aplicável.
6. ADDITIONAL BENEFITS	**6. BENEFÍCIOS ADICIONAIS**
6.1 The **EMPLOYEE** shall also be entitled to the following benefits:	6.1. A **EMPREGADA** também terá direito aos seguintes benefícios:
i) *Health insurance* - an executive legal plan (e.g: S6500 plan or equivalent);	i) *Seguro saúde* - um plano jurídico executivo (por exemplo, plano S6500 ou equivalente);
i) *Car allowance* – a leased car such as Tiguan, Ravi 4 or similar or an allowance of R$360.000 (three hundred and sixty thousand reais) for a ccar purchase plus taxes and insurance;	ii) *Auxílio-automóvel* - um carro alugado como Tiguan, Ravi 4 ou similar ou um subsídio de R$360,000 (trezentos e sessenta mil reais), que serão convertidos em reais, para a compra de um carro mais impostos e seguro;
	iii) *Despesas com auxílio-automóvel:* - o

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Página 7 de 19 iii) Car allowance expenses – the amount of R$45.000,00 (forty five thousand reais) annually for fuel & food car; iv) Group Travel Insurance – it will be provided an executive level travel insurance either on an annual basis or trip by trip basis when traveling by business purposes; v) Pension plan: up to R$96.000,00 (ninety six thousand reais) per annum contribution to a private pension plan and; vi) Severance rights: right equals to 18- months of salary paid in the event of termination by the company for any reason, except by good cause. 7. SIGNING BONUS AND GRANT BONUS 7.1. The EMPLOYEE will be entitled to a one-time signing bonus of $500,000 (five hundred thousand dollars) upon signing of this contract, subject to applicable taxes and withholdings. valor de R$45.000,00 (quanreta e cinco mil reais) anuais,, iv) Seguro de viagem do grupo - será fornecido um seguro de viagem de nível executivo, numa base anual ou viagem a viagem, quando viajar por motivos profissionais; v) Plano de previdência privada: até R$96.000,00 (noventa e seis mil reais) por ano de contribuição para um plano de previdência privada v) Indenização na dispensa: direito equivalente a 18 meses de salário pago em caso de rescisão pela empresa por qualquer motivo, exceto por justa causa. 7. BÔNUS DE ADMISSÃO E BÔNUS EM AÇÕES 7.1. A EMPREGADA terá direito a um bônus de admissão pago em ato único no valor de $500.000 (quinhentos mil dólares quando da assinatura do presente contrato, sujeito a impostos e retenções na fonte aplicáveis. 7.2. O bônus de admissão será 50% pago após 90 (noventa) dias do início do contrato de trabalho, e o saldo pago aos

Página 8 de 19 7.2. The signing bonus will be 50% paid after 90 (ninety) days of initial of the employment agreement, and the balance paid at 180 (one hundred and eighty) days. 7.3. If the EMPLOYEE voluntarily resigns or be terminated by good cause prior to 12 months of service with the company, you will be obligated to repay the singing bonus, less any applicable income taxes. The payback obligation will be reduced 1/12thfor each completed month of service. 7.4. The EMPLOYEE will be also eligible for a one-time payment of US$100,000 (one hundred thousand dollars) in restricted stock awards (RSAs) in accordance with the SADOT GROUP INC’s current program (“grant bonus”). 7.5. The grant bonus shall vest quarterly over one year in equal quarterly installments commencing January 1, 2025, which shall be priced and issued on the third trading day immediately following the filling the form 10k Annual Report for such applicable year. The per share price will be the closing price immediately prior to the date of each grant. 180 (cento e oitenta) dias. 7.3 Se a EMPREGADA pedir demissão ou for despedido por justa causa antes de completar 12 meses de serviço na empresa, será obrigado a reembolsar o bônus de admissão, deduzido qualquer imposto aplicavel. A obrigação de reembolso será reduzida em 1/12 por cada mês de serviço completado. 7.4 A EMPREGADA também será elegível para um pagamento único de US$100.000 (cem mil dólares) em premios de acoes restritas (RSAs) de acordo com o programa atual da SADOT GROUP INC (“bônus em ações”). 7.5. O bônus em ações será adquirido trimestralmente ao longo de um ano, em prestações trimestrais iguais, com início a 1 de janeiro de 2025, que serão cotadas e emitidas no terceiro dia de negociação imediatamente a seguir ao preenchimento do formulário 10k do Relatório Anual para esse ano aplicável. O preço por ação será o preço de fecho imediatamente anterior à data de cada concessão. 8. EMPREGADA HIPERSUFICIENTE 8.1. Considerando que a EMPREGADA

Página 9 de 19 8. HYPERSUFFICIENT EMPLOYEE 8.1. Considering that the employee is considered hypersufficient, as she has a higher education degree and earns more than twice the Social Security ceiling, the sole paragraph of article 444 of the CLT applies to her. 8.2 The EMPLOYEE hereby declares that she has accepted the terms negotiated in this employment contract and that, as a hypersufficient employee, she is fully aware of the rights negotiated herein and is not at any time coerced into accepting any of the conditions agreed herein. 9. TERMINATION 9.1 This Agreement may be terminated by either party, with or without cause, without prejudice to the provisions stipulated herein, provided that each party notifies the other in advance of 30 (thirty) days. 9.2. For the purposes of this Agreement, termination with cause shall mean not only the cases set forth in articles 482 and 483 of the CLT (Consolidação das Leis do é considerada hipersuficiente, uma vez que possui diploma de nível superior e ganha mais que duas vezes o teto da Previdência Social, se aplica a mesma o parágrafo único do artigo 444 da CLT. 8.2. A EMPREGADA declara neste ato que aceitou os termos negociados neste contrato de trabalho e que na qualidade de empregada hipersuficiente tem plena ciência dos direitos aqui negociados, não sendo em nenhum momento coagida a aceitar nenhuma das condições aqui pactuadas. 9. RESCISÃO 9.1. Este Contrato poderá ser rescindido por quaisquer das partes, com ou sem causa, sem prejuízo das provisões estipuladas neste contrato, desde que cada uma das partes notifique a outra com antecedência mínima de 30 (trinta) dias. 9.2. Para os fins deste Contrato, rescisão por justa causa deverá significar não apenas os casos estabelecidos nos artigos 482 e 483 da CLT (Consolidação das Leis do Trabalho), mas também a violação de quaisquer condições dispostas neste contrato.

Página 10 de 19 Trabalho) as well as breach of any conditions disposed herein. 10. CONFIDENTIALITY 10.1 The EMPLOYEE hereby agrees to refrain, at all times, from using, disclosing, revealing, providing or otherwise making available, either directly or indirectly, to third parties, any privileged or confidential information, including, among others, projects, action plans, prices, client lists, market practices, work materials, products, correspondences, memorandums, notes and other pieces of information (jointly referred to as "Confidential Information") of the EMPLOYER and of other companies of the group, that may have been made available to the EMPLOYEE or which may have been received by her. 10.2 The EMPLOYEE further agrees to comply with the internal policies of the group of the EMPLOYER’s controlling shareholders or their affiliates on privacy, in accordance with the Brazilian Privacy Act (LGPD). 10.3 The EMPLOYEE agrees to refrain from copying or removing from the 10. CONFIDENCIALIDADE 10.1. A EMPREGADA neste ato concorda em se abster, a todo tempo, de utilizar, transmitir ou revelar ou de qualquer forma tornar disponível, seja direta ou indiretamente, qualquer informação confidencial, incluindo, entre outros, projetos, planos de ação, prática de mercado, material de trabalho, produtos, correspondências, memorandos, anotações e outras formas de informação (em conjunto denominadas "Informações Confidenciais") do EMPREGADOR e de outras sociedades do grupo econômico, que tenha se tornado disponível para o EMPREGADOR ou que tenha sido recebido por ela. 10.2. A EMPREGADA também concorda em cumprir com as políticas internas dos quotistas controladores do EMPREGADOR ou de suas afiliadas em privacidade, em conformidade com a LGPD. 10.3. A EMPREGADA concorda em se abster de copiar qualquer Informação Confidencial ou cópia, seja de forma tangível ou intangível, exceto em caso de prévia autorização por escrito das sócias controladoras do EMPREGADOR. Em

Página 11 de 19 EMPLOYER premises any Confidential Information or any copy thereof, in tangible or intangible form, unless upon the prior written authorization from the EMPLOYER´s controlling entities. In case of termination of the Employment Agreement for any reason, the EMPLOYEE shall forthwith return to the EMPLOYER all originals and copies of materials containing any information related to the EMPLOYER businesses. 10.4 In addition to and without limitation of any other confidentiality obligations under law and this Agreement, the EMPLOYEE expressly agrees, for a period of five (5) years after the termination for any reason of this Agreement, to maintain the confidentiality of, and not to disclose to any person, or use any information relating to the business, financial results, clients or affairs of the EMPLOYER, its affiliated companies or companies of the same economic group, including any or all procedures or techniques related to investment strategies of the EMPLOYER , essential ideas and principles underlying such procedures or techniques conceived, originated, discovered, developed, acquired, evaluated, tested, or utilized by the EMPLOYER, databases, trade secrets, sales and marketing caso de término do Contrato de Trabalho por qualquer motivo, a EMPREGADA deverá devolver ao EMPREGADOR todos os originais e cópias dos materiais contendo qualquer informação relacionada aos negócios do EMPREGADOR. 10.4. Adicionalmente e sem limitação a quaisquer obrigações de confidencialidade sob a lei ou este Contrato, a EMPREGADA expressamente concorda em, por um período de 5 (cinco) anos após a rescisão por qualquer motivo deste Contrato, em manter a confidencialidade de, não divulgar a qualquer pessoa, ou usar qualquer informação relacionada aos negócios ou questões do EMPREGADOR, suas afiliadas ou sociedades do mesmo grupo econômico, incluindo todos e quaisquer procedimentos ou técnicas relacionados a estratégias de investimento da EMPRESA, ideias essenciais e princípios subjacentes a tais procedimentos ou técnicas concebidos, originados, descobertos, desenvolvidos, adquiridos, avaliados, testados ou utilizados pela EMPREGADORA, bases de dados, segredos comerciais, informações de venda e marketing, materiais e memorandos de operações e

Página 12 de 19 information, operations material and memoranda, client and investor lists and information, pricing information and financial information concerning or relating to the business, employees, and affairs of the EMPLOYER and potential target companies’ contacts. 10.5 The EMPLOYEE agrees that the failure to comply with any obligation established herein may cause serious losses and damages to the EMPLOYER, as well as to its controlling entities, affiliated companies, associated companies or subsidiary companies, or any other company of the same economic group, in Brazil or abroad. In the event of noncompliance with any of the obligations established herein, the EMPLOYEE shall be subject to the penalties determined by the Brazilian law, in the criminal and civil spheres, without prejudice to the payment of compensation for any losses and damages suffered by the COMPANY or any of its controlling entities, affiliated companies, associated companies or subsidiary companies, or any other company of the same economic group, in Brazil or abroad. 10.6. Within twenty-four (24) hours of termination of this Agreement, or at any earlier time upon the written request of the informações de clientes e investidores, informação de preços e informações financeiras relacionadas aos negócios e questões do EMPREGADOR e potenciais contatos de sociedades alvo. 10.5. A EMPREGADA concorda que a falha em cumprir com qualquer obrigação aqui estabelecida pode causar perdas e danos graves ao EMPREGADOR, bem como a suas controladoras, afiliadas, associadas ou subsidiárias, ou qualquer outra sociedade do mesmo grupo econômico, no Brasil ou no exterior. No caso de não- cumprimento com quaisquer das obrigações aqui estabelecidas, a EMPREGADA estará sujeito às penalidades determinadas pela legislação brasileira, nas esferas civil e criminal, sem prejuízo do pagamento de compensação por quaisquer perdas e danos sofridos pelo EMPREGADOR ou suas controladoras, afiliadas, associadas ou subsidiárias, ou qualquer outra sociedade do mesmo grupo econômico, no Brasil ou no exterior. 10.6. Dentro de 24 (vinte e quatro) horas do término deste Contrato, ou a qualquer momento através de pedido por escrito do EMPREGADOR, a EMPREGADA não manterá em sua posse ou entregará

Página 13 de 19 EMPLOYER, the EMPLOYEE will deliver to the EMPLOYER, and will not keep in his possession or deliver to anyone else: any and all documents and materials of any nature pertaining to his work, including, without limitation, all Confidential Information and copies thereof, regardless of form, and 10.7 It is agreed that the EMPLOYEE does not have any privacy related to the use of the EMPLOYER’s communications or any electronic systems, including the Internet, emails and mobile phones, which may be monitored, by sampling, by EMPLOYER from time to time. 11. ANTI-CORRUPTION 11.1 The EMPLOYEE shall fully comply with all legal provisions applicable with respect to ethical conduct and fight against corruption, including, but not limited to, laws and regulations of the Federative Republic of Brazil, especially Law No. 12.846/2013 and the American legislation regarding the Foreign Corrupt Practice Act (“FCPA”), under the penalty of being punished for gross negligence, under the laws in effect. a qualquer outra pessoa: todos e quaisquer documentos e materiais de qualquer natureza relacionados a seu trabalho, incluindo, sem limitação, todas as Informações Confidenciais e cópias, independente da forma. 10.7. Fica acordado que a EMPREGADA não possui qualquer privacidade relacionada ao uso das comunicações ou qualquer sistema eletrônico do EMPREGADOR, incluindo e-mails e plataformas digitais acessadas para a execução do teletrabalho, os quais poderão ser monitorados, por amostragem, de tempos em tempos pelo EMPREGADOR. 11. ANTI-CORRUPÇÃO 11.1 A EMPREGADA deverá cumprir integralmente as previsões legais com respeito relativas à conduta ética e combate à corrupção, incluindo, mas não limitado a leis e regulamentos da República Federativa do Brasil, especialmente a Lei 12.846/2013 e a legislação americana relacionada à FCPA (Foreign Corrupt Practice Act), sob pena de responder por negligência grave, nos termos das leis em vigor. 12. PROTEÇÃO DE DADOS

Página 14 de 19 12. PROTECTION OF PERSONAL DATA 12.1 The Parties undertake to comply fully with the provisions of this Clause and the privacy and personal data protection legislation applicable in Brazil, including but not limited to Law No. 13.709/18 (General Personal Data Protection Law - “LGPD”). 12.1.1 For the purposes of this Clause, “Personal Data” means any information relating to an identified or identifiable natural person that is collected as a result of the Parties' obligations under this Agreement, as well as information relating to a natural person that is shared with or made available to the other Party under this Agreement. 12.2. The EMPLOYEE, in its functions, will have access to Personal Data for the purposes described in this Agreement, so she agrees and warrants that it will process Personal Data within the limits and for the purposes permitted by this Agreement, and will notify Contractor immediately, within a maximum of PESSOAIS 12.1. As Partes se comprometem a cumprir integralmente as disposições da presente cláusula e da legislação de privacidade e de proteção de dados pessoais aplicável no Brasil, incluindo, mas não se limitando à Lei nº 13.709/18 (Lei Geral de Proteção de Dados Pessoais – “LGPD”). 12.1.1. Para fins da presente Cláusula, “Dado Pessoal” significa qualquer informação relacionada a pessoa natural identificada ou identificável que seja coletada em decorrência das obrigações das Partes no contexto deste Contrato, bem como informações relacionadas a uma pessoa natural que sejam compartilhadas com ou disponibilizadas à outra Parte nos termos deste Contrato. 12.2. A EMPREGADA, em suas funções, terá acesso a Dados Pessoais para as finalidades descritas neste Contrato, de forma que ela concorda e garante que realizará o tratamento os Dados Pessoais nos limites e para as finalidades permitidas por este Contrato, e notificará a Contratante, imediatamente, no prazo máximo de 72 (setenta e duas) horas, por escrito, sobre

Página 15 de 19 seventy-two (72) hours, in writing, of any security incident related to Personal Data. 12.3 The duty of confidentiality of Personal Data received from the other Party provided for herein shall survive the termination of this Agreement. 13. GENERAL PROVISIONS 13.1 All notices and communications provided for in this Agreement shall be made in writing and delivered (i) by hand against receipt, (ii) through registered mail, (iii) via e-mail, and/or (iv) through a courier service, to the addresses and representatives indicated below: If to the EMPLOYER: Human Resources 295 E. Renfro, Suite 208 Burleson, TX 76028 If to the EMPLOYEE: CÁTIA LUCIANE JORGE av escola politécnica, 942 apt 72C1 Rio Pequen0, city of Sao Paulo , state of Sao Paulo, zip code:05350-000 13.1.1 Any Party may change its address and/or person responsible for receiving qualquer incidente de segurança relacionado aos Dados Pessoais. 12.3. O dever de confidencialidade dos Dados Pessoais recebidos da outra Parte aqui previsto deverá sobreviver ao término deste Contrato. 13. DISPOSIÇÕES GERAIS 13.1. Qualquer notificação realizada nos termos deste Contrato será feita por escrito e será considerada efetiva quando (i) recebida em mãos; (ii) enviada por carta registrada; (iii) via email e/ou (iv) enviada por serviços de entrega, aos endereços e representantes indicados abaixo: Se para o EMPREGADOR: Human Resources 295 E. Renfro, Suite 208 Burleson, TX 76028 Se para a EMPREGADA: CÁTIA LUCIANE JORGE av escola politécnica, 942 apt 72C1 Rio Pequen0, city of Sao Paulo , state of Sao Paulo, zip code:05350-000 13.1.1. Qualquer Parte pode alterar seu endereço e/ou pessoa responsável por receber as notificações e comunicações,

Página 16 de 19 notices and communications, as long as it notifies the other Parties according to this clause. 13.2 No failure by any Party in exercising its contractual rights shall represent a novation or a future waiver in relation to any Section of this Agreement. As a result, the Agreement will remain unchanged and nothing shall prevent the exercise of the relevant contractual right in future occasions. 13.3 Any provisions of this Agreement may only be changed through a written document executed by the Parties. 13.4 If any provision of this Agreement is held null, invalid, illegal or unenforceable, the other provisions of this Agreement will not be affected and will remain in full force and effect. Notwithstanding the foregoing, the Parties shall negotiate in good faith to replace the provision held null, invalid, illegal or unenforceable with another that reflects, to the closest possible extent, the original content intended by the Parties. 13.5 This Agreement shall be governed by and construed under the laws of the Federative Republic of Brazil. desde que notifique a outra Parte, de acordo com esta cláusula. 13.2. A falha da Parte em exercer os seus direitos contratuais não representará novação ou futura renúncia a qualquer cláusula deste Contrato. Desta forma, o Contrato permanecerá inalterado e nada deverá impedir o exercício de direitos contratuais em ocasiões futuras. 13.3. Quaisquer provisões deste Contrato somente podem ser alteradas por meio de documento escrito e assinado entre as Partes. 13.4. No caso de qualquer cláusula deste Contrato ser declarada nula ou sem efeito, não serão afetadas as demais disposições, que deverão permanecer em pleno vigor e efeito. Não obstante, as Partes deverão negociar de boa-fé para substituir a cláusula declara nula, inválida, ilegal ou não aplicável por outra cláusula que reflita, o mais fielmente possível, o contexto original pretendido pelas Partes. 13.5. Este Contrato será regido e interpretado de acordo com as leis da República Federativa do Brasil.

Página 17 de 19 13.6. The Parties agree that the Portuguese version of this agreement shall control over the English version. 13.7 intentionall left blank 13.8. Any dispute arising out of the relationship between the parties (“Dispute”), including their successors in title, shall be finally settled by arbitration, administered by the Chamber of Conciliation, Mediation and Arbitration CIESP/FIESP (“CIESP”), in accordance with its arbitration rules (“Rules”) and Law No. 9.307/96, as amended. The arbitral tribunal shall be composed of three (3) arbitrators, appointed in accordance with the Rules. The seat of arbitration shall be the city of São Paulo, SP. The language of the arbitration shall be Portuguese. The arbitration shall be processed and judged in accordance with Brazilian law. Prior to the constitution of the arbitral tribunal, when it is necessary to grant an emergency measure, the central forum of the district of São Paulo, SP, is elected, with express waiver of any other, or the party may, at its discretion, institute a Provisional Arbitrator procedure before the Chamber. The request for any judicial remedy shall not be considered a waiver of the rights provided for in this Clause or 13.6. As Partes desde já concordam que a versão em português deste contrato prevalecerá sobre a versão em inglês. 13.7 Deixado intencionalmente em branco 13.8. Qualquer controvérsia oriunda do relacionamento entre as partes (“Controvérsia”), inclusive seus sucessores a qualquer título, serão definitivamente resolvidas por arbitragem, administrada pela Câmara de Conciliação, Mediação e Arbitragem CIESP/FIESP (“CIESP”), de acordo com seu regulamento de arbitragem (“Regulamento”) e com a Lei nº 9.307/96, conforme alterada. O tribunal arbitral será composto por 3 (três) árbitros, nomeados de acordo com o Regulamento. A sede da arbitragem será a cidade de São Paulo, SP. O idioma da arbitragem será o português. A arbitragem será processada e julgada de acordo com o direito brasileiro. Antes da constituição do tribunal arbitral, quando for necessária a concessão de medida de urgência, fica eleito o foro central da comarca de São Paulo, SP, com expressa renúncia de qualquer outro, ou poderá a parte, a seu critério, instaurar procedimento de Árbitro Provisório perante a Câmara. O requerimento de

Página 18 de 19 of arbitration as the sole method of resolving the Dispute between the parties. The arbitral tribunal may consolidate simultaneous arbitration proceedings based on this or any other instrument signed by the parties, provided that such proceedings concern the same legal relationship and provided that the consolidation does not result in prejudice to the parties. Jurisdiction to consolidate shall lie with the first arbitral tribunal constituted, and its decision shall be binding on the parties. IN WITNESS WHEREOF, the parties have executed this Agreement in 2 (two) counterparts of equal content, together with two witnesses. qualquer medida judicial não será considerado uma renúncia aos direitos previstos nesta Cláusula ou à arbitragem como o único método de solução de Controvérsia entre as partes. O tribunal arbitral poderá consolidar procedimentos arbitrais simultâneos fundados neste ou em qualquer outro instrumento firmado pelas partes, desde que tais procedimentos digam respeito à mesma relação jurídica e desde que a consolidação não resulte em prejuízos às partes. A competência para consolidação será do primeiro tribunal arbitral constituído, e sua decisão será vinculante à todas as partes. EM TESTEMUNHO DO QUÊ, as Partes assinaram este Contrato em 2 (duas) vias do mesmo teor, em conjunto com duas testemunhas. São Paulo, 10 de fevereiro de 2025. Sadot Brasil LTDA By:_____________________ Name: Title: Sadot Group Inc.

Página 19 de 19 By:_____________________ Name: Kevin Mohan Title: Chairman of the Board of Directors CÁTIA LUCIANE JORGE Witnesses/Testemunhas: 1. ________________________________ Name/Nome: RG: CPF: 2. ________________________________ Name/Nome: RG: CPF: